UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2018

 Shell Midstream Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford, Houston, Texas 77079
(Address of principal executive offices and zip code)

(832) 337-2034
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (Amendment No. 2) amends and supplements the Current Report on Form 8-K/A (Amendment No. 1) of Shell Midstream Partners, L.P. (the “Partnership”), dated May 9, 2018 and filed with the Securities and Exchange Commission on June 6, 2018 (the “Amended Form 8-K”), which reported under Item 9.01(a) the audited historical financial statements of Amberjack Pipeline Company LLC, a Delaware limited liability company (“Amberjack”), as of and for the year ended December 31, 2017 and related notes to the financial statements. In addition, the Amended Form 8-K reported under Item 9.01(b) the unaudited pro forma consolidated financial statements of the Partnership as of and for the year ended December 31, 2017.
As reported in a Current Report on Form 8-K filed by the Partnership on May 14, 2018 (the “Initial Form 8-K”), the Partnership closed the acquisition of an ownership interest in Amberjack, which is comprised of 75% of the issued and outstanding Series A membership interests of Amberjack and 50% of the issued and outstanding Series B ownership interests of Amberjack, on May 11, 2018 (the “May 2018 Acquisition”).
This amendment includes unaudited historical financial statements and updated unaudited pro forma financial information of Amberjack as required by Item 9.01. Except as set forth below, the Initial Form 8-K and Amended Form 8-K are unchanged.

Item 9.01    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
The unaudited historical financial statements of Amberjack as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 and related notes to the financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
(b)     Pro Forma Financial Information.
Unaudited pro forma consolidated statement of income of the Partnership for the nine months ended September 30, 2018, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.
(d)     Exhibits.

Number	Description
99.1
The unaudited historical financial statements of Amberjack Pipeline Company LLC as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 and related notes to the financial statements.

99.2	The unaudited pro forma consolidated statement of income of Shell Midstream Partners, L.P. for the nine months ended September 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC,
its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date:	November 2, 2018